     As filed with the Securities and Exchange Commission on August 17, 2004



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 17, 2004




                            W. R. BERKLEY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                     1-15202                         22-1867895
--------------            -------------------              ------------------
(State or other           (Commission File                 (IRS Employer
jurisdiction of              Number)                       Identification No.)
incorporation)


          475 Steamboat Road, Greenwich, CT                 06830
       ---------------------------------------           ----------
       (Address of principal executive offices)          (Zip Code)



 Registrant's telephone number, including area code:   (203) 629-3000
                                                       --------------




                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.  Other Events

     Reference is made to the press release of W. R. Berkley Corporation (the "Company") relating to its initial estimate of losses attributable to Hurricane Charley. The press release was issued on August 17, 2004. A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    W. R. BERKLEY CORPORATION


                                    By:  /s/  Ira S. Lederman
                                       --------------------------
                                        Name:  Ira S. Lederman
                                        Title: Senior Vice President,
                                               General Counsel and
                                               Secretary


Date:  August 17, 2004

                                  EXHIBIT INDEX


Exhibit:
-------

99.1                       Press Release dated August 17, 2004